                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): June 10, 2004
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                              EMPIRE RESORTS, INC.
             (Exact name of registrant as specified in its charter)

   Delaware                              1-12522               13-3714474
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   (State or other jurisdiction        (Commission           (IRS Employer
   of incorporation)                   File Number)          Identification No.)

                      Route 17B, Monticello, New York 12701
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                     Address of principal executive offices

Registrant's telephone number, including area code: (845) 794-4100 ext 478
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         (Former name or former address, if changed since last report.)

ITEM 5.     OTHER EVENTS AND REGULATION FD DISCLOSURE.

            Empire  Resorts,  Inc.  issued  a press  release  on June  10,  2004 announcing  that New York State Governor  George Pataki and the Cayuga Nation of
New York have signed a Memorandum of  Understanding  containing  key  provisions affecting the development of the Cayuga Catskill  Resort,  which Empire Resorts,
Inc.  is  developing  with the Cayuga  Nation.  A copy of this press  release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

       (c)       Exhibits

       99.1      Press Release of Empire Resorts, Inc. dated June 10, 2004.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        EMPIRE RESORTS, INC.
Dated: June 10, 2004

                                        By: /s/ Robert A. Berman
                                           ----------------------------------
                                        Name:   Robert A. Berman
                                        Title:  Chief Executive Officer

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